UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2017

Tellurian Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Louisiana Street, Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 962-4000

Magellan Petroleum Corporation, 1775 Sherman Street, Suite 1950, Denver, CO 80203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 10, 2017 (the “Effective Date”), Tellurian Inc., a Delaware corporation, which was, until February 10, 2017, known as Magellan Petroleum Corporation (“Tellurian” or the “Company”), completed the merger (the “Merger”) contemplated by the previously announced Agreement and Plan of Merger, dated as of August 2, 2016, by and among Magellan Petroleum Corporation, Tellurian Investments Inc., a Delaware corporation (“Tellurian Investments”), and River Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Company (“Merger Sub”), as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of November 23, 2016, and that Second Amendment to Agreement and Plan of Merger, dated as of December 19, 2016 (the “Merger Agreement”).

Pursuant to the Merger Agreement, and in connection with the consummation of the Merger, at the effective time of the Merger, each outstanding share of common stock, par value $0.001 per share, of Tellurian Investments (“Tellurian Investments Common Stock”) was cancelled and converted into the right to receive 1.300 shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), and Merger Sub merged with and into Tellurian Investments, with Tellurian Investments continuing as the surviving corporation and a subsidiary of the Company. The Merger will be accounted for as a “reverse acquisition” in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Under GAAP, Tellurian Investments will be treated as the accounting acquirer in the Merger.

Unaudited historical financial information for Tellurian Investments and its predecessor as of and for the nine months ended September 30, 2016 and September 30, 2015, audited historical financial information for Tellurian Services LLC (Tellurian Investments’ predecessor) as of April 9, 2016, December 31, 2015, and December 31, 2014, and for the period from January 1, 2016 to April 9, 2016 and for the years ended December 31, 2015 and 2014, and pro forma financial information relating to the Merger, are included in the Registration Statement on Form S-4 of Tellurian (then named Magellan Petroleum Corporation), file no. 333-213923 (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on January 13, 2017. Audited historical financial information for Tellurian Investments as of and for the year ended December 31, 2016, and pro forma financial information relating to the Merger as of that date, will be included in an amendment to this Current Report on Form 8-K to be filed with the SEC within the period required pursuant to applicable SEC rules.

Item 3.02	Unregistered Sales of Equity Securities.

Upon completion of the Merger, the Company issued 90,350 shares of Company Common Stock pursuant to a purchase and sale agreement (the “PSA”) to the former owners of the membership interests in Nautilus Technical Group LLC (“Nautilus Technical”) and Eastern Rider LLC (“Eastern Rider”), including an entity controlled by J. Thomas Wilson, former CEO and director of the Company (the “Sellers”). Pursuant to the PSA, the Company had agreed to issue to the Sellers an aggregate of 90,350 shares of Company Common Stock in exchange for all rights of the Sellers to a contingent production payment of up to $5.0 million potentially payable by the Company to the Sellers relating to production from the Poplar field formerly owned by the Company. The contingent production payment right resulted from a purchase and sale agreement entered into in September 2011 pursuant to which the Company initially acquired its interests in the Poplar field.

In addition, upon the completion of the Merger, the Company issued 409,800 shares of Company Common Stock to Petrie Partners Securities, LLC (“Petrie”), the Company’s financial advisor with respect to the Merger, as part of the fee payable by the Company to that firm in connection with the completion of the Merger.

The issuance of such shares of Company Common Stock to Petrie and the former owners of the membership interests in Nautilus Technical and Easter Rider was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, based in part on the sophistication of, and representations made by, the parties receiving such shares.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference herein. The Company common or preferred stock that may be issued pursuant to the conversion or other terms of the Tellurian Preferred Shares (defined below) will be issued in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 3(a)(9) thereof.

Item 3.03	Material Modification to Rights of Security Holders.

Upon the completion of the Merger, 5,467,851 shares of Tellurian Series A convertible preferred stock (the “Tellurian Preferred Shares”), held by GE Oil & Gas, Inc. (“GE”), a Delaware corporation and subsidiary of General Electric Company, became convertible or exchangeable into either (i) one share of Company Common Stock or (ii) one share of the Company’s Series B convertible preferred stock.

The terms of the Tellurian Preferred Shares are set forth in the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2016 and incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosures set forth in Item 2.01 and Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item.

Upon consummation of the Merger, each outstanding share of Tellurian Investments Common Stock was cancelled and converted into the right to receive 1.300 shares of Company Common Stock. Immediately following the Merger, the pre-Merger shareholders of Tellurian Investments held or had the right to receive approximately 96.3% of the outstanding Company Common Stock.

Information regarding the beneficial ownership of Company Common Stock immediately following the completion of the Merger is incorporated by reference from the section of Exhibit 99.1 attached hereto entitled “Security Ownership of Certain Beneficial Owners and Management.”

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 2.01 and Item 5.01 of this Current Report on Form 8-K are incorporated by reference into this Item.

Board of Directors

Pursuant to the Merger Agreement, effective upon the completion of the Merger, each of the directors of the Company (i.e., J. Robinson West, Ronald P. Pettirossi, and Brendan S. MacMillan)

immediately prior to the completion of the Merger ceased to be directors of the Company, and the following persons became directors of the Company: Charif Souki, Martin Houston, Meg A. Gentle, Dillon J. Ferguson, Diana Derycz-Kessler, Brooke A. Peterson, and Jean Jaylet.

A brief biography of and an overview of the compensation arrangement for each of the foregoing newly appointed directors of the Company are set forth in the sections of Exhibit 99.1 hereto entitled “Directors of Tellurian” and “Director Compensation” and are incorporated by reference herein.

Board Committees

Effective upon the completion of the Merger, (i) Diana Derycz-Kessler, Brooke A. Peterson, and Martin Houston were appointed to the audit committee of the board of directors of the Company, (ii) Brooke A. Peterson and Diana Derycz-Kessler were appointed to the compensation committee, and (iii) Dillon J. Ferguson and Diana Derycz-Kessler were appointed to the governance and nominating committee.

Notwithstanding that Mr. Houston’s prior service as an executive officer of Tellurian Investments prevents him from being deemed “independent” under NASDAQ Rule 5605(a)(2), the board appointed Mr. Houston to the audit committee in reliance upon the exception provided by NASDAQ Rule 5605(c)(2)(B). The board’s decision was based on its finding that the exceptional and limited circumstances contemplated by NASDAQ Rule 5605(c)(2)(B) were present and justified to appoint Mr. Houston to the audit committee, and that appointing Mr. Houston would be in the best interest of the Company and its shareholders. The board’s determination was based on the facts that (i) an unanticipated vacancy would have otherwise left the audit committee with only two members, (ii) Mr. Houston will not become an officer of the Company following the Merger, (iii) the board does not believe that Mr. Houston’s prior service as an officer of Tellurian Investments will compromise his ability to exercise independent judgment as a member of the committee, and (iv) Mr. Houston’s appointment to the audit committee is anticipated to be temporary.

Executive Officers

Pursuant to the Merger Agreement, effective upon the completion of the Merger, Antoine Lafargue ceased to be the President, Chief Executive Officer (Principal Executive Officer), Treasurer, and Corporate Secretary of the Company and ceased to serve as the Principal Accounting Officer of the Company. In addition, the following persons became officers of the Company: Meg A. Gentle, President and Chief Executive Officer (Principal Executive Officer); R. Keith Teague, Executive Vice President and Chief Operating Officer; Daniel A. Belhumeur, General Counsel; and Khaled Sharafeldin, Chief Accounting Officer (Principal Accounting Officer). Mr. Lafargue remained the Chief Financial Officer (Principal Financial Officer) of the Company.

A brief biography and an overview of the compensation arrangement for each of the foregoing newly appointed officers of the Company are set forth in the sections of Exhibit 99.1 hereto entitled “Executive Compensation” and “Officers of Tellurian” and are incorporated by reference herein.

Item 5.03	Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Articles of Incorporation and Bylaws

In connection with the consummation of the Merger, on the Effective Date, the Company amended its Certificate of Incorporation (the “Amendment to Certificate of Incorporation”), restated its Certificate of Incorporation (the “Restated Certificate of Incorporation”), and amended and restated its Bylaws (the “Amended and Restated Bylaws”), in order to change its name from “Magellan Petroleum Corporation” to “Tellurian Inc.” and, in the case of the Certificate of Incorporation, (i) delete certain provisions as were previously necessary to effect a combination of stock, (ii) to consolidate prior amendments into a single document, and (iii) pursuant to the Company’s agreement with GE, to add a Certificate of Designations governing the terms of the Company’s Series B convertible preferred stock. Shares of the Company’s Series B convertible preferred stock will be issued only if GE elects to convert its shares of Tellurian Investments preferred stock into such shares of Company preferred stock. Outstanding share certificates representing shares of Company Common Stock will continue to be valid and need not be exchanged in connection with the name change.

The Amendment to Certificate of Incorporation, Restated Certificate of Incorporation, Certificate of Designations governing the Company’s Series B convertible preferred stock, and Amended and Restated Bylaws are attached hereto as Exhibit 3.1, Exhibit 3.2, Exhibit 3.2.1, and Exhibit 3.3, respectively, and incorporated by reference herein.

Change in Fiscal Year

In connection with the consummation of the Merger, on the Effective Date, the Company changed its fiscal year from a year ending June 30 to a year ending December 31. The change to the Company’s fiscal year is effective as of the closing of the Merger. Going forward, the Company will file annual and quarterly reports based on the December 31 fiscal year-end, and it will file an amendment to this Current Report on Form 8-K that will include financial statements as of and for the year ended December 31, 2016 within the time period required under applicable SEC guidance.

Trading Symbol

Effective immediately following the closing of the Merger, the Company Common Stock trades under the new ticker symbol “TELL” on NASDAQ.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 9, 2017, the Company held a special meeting of stockholders (the “Meeting”). At the Meeting, five proposals were submitted to the stockholders for approval as set forth in the Company’s definitive proxy statement filed with the SEC on January 13, 2017. As of the record date (January 9, 2017), a total of 5,879,610 shares of Company Common Stock were outstanding and entitled to vote. In total, 4,576,264 shares of Company Common Stock were present in person or represented by proxy at the Meeting, which represented approximately 78% of the shares outstanding and entitled to vote as of the record date.

The votes on the proposals were cast as set forth below:

1.	Approval of the issuance of Company Common Stock contemplated by the Merger Agreement.

For	Against	Abstain	Broker Non-Votes

1,874,273	90,328	8,044	2,603,619

2.	Approval of the Company’s 2016 Omnibus Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes

1,597,478	357,178	17,989	2,603,619

3.	Approval, on a non-binding advisory basis, of the compensation that may become payable to the Company’s named executive officers in connection with the Merger.

For	Against	Abstain	Broker Non-Votes

1,832,748	121,668	18,229	2,603,619

4.	Approval of the adjournment of the Meeting to a later date.

For	Against	Abstain

4,319,235	164,952	92,077

5.	Ratification of the appointment of EKS&H LLLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2017.

For	Against	Abstain

4,506,987	44,009	25,268

Item 8.01	Other Events.

Press Release

On February 10, 2017, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Amendments to Committee Charters

Effective upon the completion of the Merger, the board (i) approved the division of the compensation, nominating, and governance committee of the board into two separate committees, a compensation committee and a nominating and governance committee, each with its own charter, and (ii) amended the audit committee charter to reflect the change in the Company’s name. The Company intends to post copies of the amended audit committee, compensation committee, and nominating and governance committee charters on its website at http://www.tellurianinc.com.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Unaudited historical financial information for Tellurian Investments and its predecessor as of and for the nine months ended September 30, 2016 and September 30, 2015, and audited historical information for Tellurian Services LLC (Tellurian Investments’ predecessor) as of April 9, 2016, December 31, 2015 and December 31, 2014, and the period from January 1, 2016 to April 9, 2016 and for the years ended December 31, 2015 and 2014, are included in the Registration Statement, which was declared effective by the SEC on January 13, 2017. Audited historical financial information for Tellurian Investments as of and for the year ended December 31, 2016 will be included in an amendment to this Current Report on Form 8-K to be filed with the SEC within the period required pursuant to applicable SEC rules.

(b)	Pro Forma Financial Information.

Pro forma financial information relating to the Merger as of and for the nine months ended September 30, 2016 and the twelve months ended December 31, 2015 are included in the Registration Statement, which was declared effective by the SEC on January 13, 2017. Pro forma financial information relating to the Merger as of and for the year ended December 31, 2016 will be included in an amendment to this Current Report on Form 8-K to be filed with the SEC within the period required pursuant to applicable SEC rules.

(d)	Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELLURIAN INC.

By:	/s/ Meg A. Gentle
Meg A. Gentle, President and Chief Executive Officer
(as Principal Executive Officer)

Date: February 10, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Certificate of Incorporation

3.2	Restated Certificate of Incorporation

3.2.1	Certificate of Designations of Series B Convertible Preferred Stock

3.3	Amended and Restated Bylaws

23.1	Consent of Deloitte & Touche LLP, independent auditor for Tellurian Services LLC

99.1	Certain disclosures regarding Tellurian Inc. following completion of the Merger

99.2	Press Release of Tellurian Inc., dated February 10, 2017